SECURITY AGREEMENT

             SECURITY AGREEMENT, dated as of June 11, 1997, made by ARIZONA REPAIR SERVICES, INC., an Arizona corporation, having its chief executive office at 8300 East Raintree Drive, Scottsdale, Arizona 85260 ("Debtor"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation having an office at 1999 Avenue of the Stars, 30th Floor, Los Angeles, California 90067 ("Lender").

                              W I T N E S S E T H:

             WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of April 11, 1994, by and among Vodavi Communications Systems, Inc., an Arizona corporation formerly known as V Technology Acquisition Corp. ("Borrower") and Lender, as amended and restated as of June 11, 1997 (as the same from time to time may be amended, restated, supplemented or otherwise modified, the "Credit Agreement"), Lender has agreed, among other things, to make a certain Revolving Credit Loan (as defined in the Credit Agreement) available to Borrower; and

             WHEREAS, pursuant to that certain Guaranty Agreement, dated as of June 11, 1997, executed by Debtor and Enhanced Systems, Inc. in favor of Lender (the "Guaranty Agreement"), Debtor has guaranteed the payment and performance by Borrower of all obligations of Borrower arising under the Credit Agreement (including without limitation payment of the Revolving Credit Loan); and

             WHEREAS, Lender is willing to make the Revolving Credit Loan and any other extension of credit provided for in the Credit Agreement available to Borrower, but only upon the condition, among others, that Debtor shall have executed and delivered this Security Agreement in favor of Lender; and

             NOW, THEREFORE, in consideration of the premises and the Lender's commitment to make the Revolving Credit Loan available to Borrower, the parties hereto agree as follows:

             1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms defined in the Credit Agreement are used herein as therein defined.

             2. GRANT OF SECURITY INTEREST.

             a. To secure the prompt and complete payment, performance and observance of all of the obligations, indebtedness and liabilities of Debtor under the Guaranty Agreement (collectively, the "Secured Obligations"), and to induce Lender to enter into the Credit Agreement, to issue the Commitment and to make the Revolving Credit Loan and any other extensions of credit provided for therein available to Borrower in accordance with the respective terms thereof, Debtor hereby grants to Lender a security interest in all of Debtor's right, title and interest in, to and under the following whether now owned by or owing to, or hereafter acquired by or arising in favor of Debtor (including, without limitation, under any trade names, styles or
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divisions  thereof),  and  regardless  of  where  located  (all of  which  being hereinafter collectively referred to as the "Collateral"):

                    (i) all Accounts;

                    (ii) all Chattel Paper;

                    (iii) all Contracts;

                    (iv) all Documents;

                    (v) all Equipment;

                    (vi) all General Intangibles;

                    (vii) all Instruments;

                    (viii) all Inventory;

                    (ix) all other money, cash or cash equivalents of Debtor;

                    (x) all  books and  records  (including  without  limitation credit files, customer lists, computer files, computer programs, computer printouts, or other computer material) of Debtor identifying, evidencing or otherwise pertaining to any of the Collateral described above; and

                    (xi) all Proceeds of any of the Collateral described above.

             b. In addition, to secure the prompt and complete payment, performance and observance of the Secured Obligations and in order to induce Lender as aforesaid, Debtor hereby grants to Lender, a security interest in all property of Debtor held by Lender, including, without limitation, all property of every description, now or hereafter in the possession or custody of or in transit to Lender for any purpose, including safekeeping, collection or pledge, for the account of Debtor, or as to which Debtor may have any right or power.

             3. LENDER'S RIGHTS; LIMITATIONS ON LENDER'S SECURED
                OBLIGATIONS.

             a. It is expressly agreed by Debtor that, anything herein to the contrary notwithstanding, Debtor shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder and Lender shall have no obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting herein of a security interest therein or the receipt by Lender of any payment relating to any Contract or License pursuant hereto, nor shall Lender be required or obligated in any manner to perform or fulfill any of the obligations of Debtor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the
                                       -2-
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sufficiency of any performance by any party under any Contract or License, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

             b. Lender may at any time after the occurrence and during the continuation of an Event of Default and upon 24 hours prior notice to Debtor, notify Account Debtors, parties to the Contracts, and obligors in respect of Instruments, that the Accounts and the right, title and interest of Debtor in and under such Contracts and Instruments have been assigned to Lender and that payments shall be made directly to Lender, and upon the request of Lender, Debtor shall so notify Account Debtors, parties to Contracts, and obligors in respect of Instruments. Lender may at any time after the occurrence and during the continuation of an Event of Default and upon notice to the Debtor (which may be simultaneous with notice to Obligors on chattel paper) notify obligors in respect of Chattel Paper that the right, title and interest of Debtor in and under such Chattel Paper have been assigned to Lender and that payments shall be made directly to Lender.

             c. Lender at any time after the occurrence and during the continuation of an Event of Default shall have the right to make test verifications of the Accounts and verifications and appraisals of the other Collateral in any manner and through any medium that it reasonably considers advisable, and Debtor agrees to furnish all such assistance and information as Lender may reasonably require in connection therewith. Lender may at any time after the occurrence and during the continuation of an Event of Default, in Lender's own name or in the name of Debtor, communicate with Account Debtors, parties to Contracts, obligors in respect of Instruments and obligors in respect of Chattel Paper to verify with such Persons, to Lender's satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper. Upon the occurrence and continuation of an Event of Default, Debtor, at its own expense, shall cause the certified public accountant then engaged by Debtor, to prepare and deliver to Lender at any time and from time to time promptly upon Lender's request the following reports: (i) a reconciliation of all Accounts, (ii) an aging of all Accounts, (iii) trial balances, and (iv) a test verification of such Accounts as Lender reasonably may request.

             4. REPRESENTATIONS AND WARRANTIES. Debtor hereby represents and warrants that:

             a. Except for the security interest granted to Lender under this Security Agreement, and the Liens set forth on Schedule 7.6 to the Credit Agreement and Permitted Exceptions, Debtor is the sole owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good and marketable title thereto free and clear of any and all liens, security interests or other encumbrances.

             b. No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except as may be set forth on Schedule 7.6 to the Credit Agreement or such as may have been filed by Debtor in favor of Lender pursuant to this Security Agreement.

             c. As a result of the filing of appropriate financing statements in the filing offices listed on Schedule I hereto, this Security Agreement is effective to create a valid and
                                       -3-
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continuing  lien on and  perfected  security  interest in favor of Lender in the
Collateral with respect to which a security interest may be perfected by filing pursuant to the UCC, which lien and security interest is prior to all other Liens, except only for Liens specifically designated on Schedule 7.6 as being prior to Lender's Liens and Permitted Prior Exceptions, and is enforceable as such as against creditors of and purchasers from Debtor (other than purchasers of Inventory in the ordinary course of business). All action necessary or desirable to protect and perfect such security interest in each item of the Collateral has been duly taken.

             d. Schedule II hereto lists all Instruments of Debtor. All action necessary or desirable to protect and perfect the security interest of Lender in each item set forth on Schedule II, including the delivery of all originals thereof to Lender, has been duly taken. The security interest of Lender in the Collateral listed on Schedule II hereto is prior to all other Liens except those Liens specifically designated on Schedule 7.6 as being prior to Lender's Liens and Permitted Prior Exceptions and is enforceable as such against creditors of and purchasers from Debtor.

             e. Debtor's chief executive office, principal place of business, corporate offices, all warehouses and premises within which Collateral is stored and located and the locations of all of its records concerning the Collateral are set forth on the Credit Party Questionnaire completed by Debtor and delivered to Lender, and Debtor shall not change its chief executive office, principal place of business, corporate offices or Collateral locations, or remove such records unless it shall have notified the Lender in writing at least 30 days prior to such change and shall have taken such action as the Lender deems reasonably necessary to cause the Lien of Lender in the Collateral to continue to be perfected.

             f. During the five (5) year period preceding the date of this Agreement, Debtor has not been known as or used and Debtor presently does not use any corporate name other than its name as set forth in its signature below and those other corporate, fictitious or trade names (if any) of Debtor as disclosed on the Credit Party Questionnaire completed by Debtor and delivered to Lender. If such schedule sets forth any fictitious or trade names for Debtor (collectively, the "Trade Names"), Debtor represents and warrants to and agrees with Lender that: (i) any Collateral arising out of any sales under any of the Trade Names is the property of and belongs to Debtor, (ii) each of the Trade Names is a trade name or trade style (and not an independent or separate corporation or other legal entity) by which Debtor may identify or market itself or under which Debtor may sell certain products, render certain services or otherwise conduct some or all of its business, (iii) any Collateral which arises from any sales made, services rendered or other business conducted under any of the Trade Names shall be owned solely by Debtor, and (iv) Debtor hereby appoints Lender to be its attorney-in-fact to file such certificates disclosing Debtor's use of the Trade Names and to take such other actions on Debtor's behalf as Lender reasonably considers appropriate to comply with any statutes or regulations relating to the use of fictitious or assumed business names.

             g. (i) The Accounts represent bona fide sales of Inventory or services rendered by Debtor in the ordinary course of Debtor's business completed in accordance with the terms and provisions contained in the documents available to Lender with respect thereto and are not evidenced by a judgment, Instrument or Chattel Paper, (ii) the amounts shown on any Borrowing Base Certificate, summary or schedules of Account or any aged receivables trial balance delivered by Debtor to Lender pursuant to the terms of this Security Agreement or the Credit Agreement and on Debtor's books and records and all invoices and statements which may be delivered to the Lender with respect thereto are actually and absolutely owing to Debtor and are not in any way contingent, (iii) to the best of Debtor's knowledge, there are no set-offs, claims or disputes existing or asserted with respect thereto and Debtor has not made any agreement with any Account Debtor for any deduction therefrom except a discount or allowance allowed by Debtor in the ordinary course of its business for prompt payment, (iv) to the best of Debtor's knowledge, there are no facts, events or occurrences that in any way impair the validity or enforcement thereof or tend to reduce the amount payable thereunder as shown on the respective aged receivable trial balances, Debtor's books and records and all invoices and statements delivered to Lender with respect thereto, (v) to the best of Debtor's knowledge, all Account Debtors have the capacity to contract, (vi) Debtor has received no notice of proceedings or actions which are threatened or pending against any Account Debtor which might result in any material adverse change in such Account Debtor's financial condition and (vii) Debtor has no knowledge that any Account Debtor is unable generally to pay its debts as they become due.

             h. With respect to all Inventory and Equipment, (i) such property is located at one of the locations set forth on the Credit Party Questionnaire completed by Debtor and delivered to Lender, (ii) Debtor has good and merchantable title to such property and such property is not subject to any lien or security interest or document whatsoever except for the security interest granted to Lender hereunder and any set forth on Schedule 7.6 to the Credit Agreement and Permitted Exceptions, (iii) such property is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties except as described on Schedule III, which agreements will not materially interfere with the sale or use of the Collateral by the Lender, (iv) with respect to Inventory, such property is of good and merchantable quality,
(v) with respect to Inventory,  such property is free from material defects, and
(vi) with respect to the Inventory, the completion of manufacture, sale or other disposition of such property by Lender following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which Debtor is a party or to which such property is subject.

             5. COVENANTS. Debtor covenants and agrees with Lender that from and after the date of this Security Agreement and until the Termination Date:

             a. Further Assurances; Pledge of Instruments. At any time and from time to time, upon the written request of Lender and at the sole expense of Debtor, Debtor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Lender may reasonably deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (i) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Lender of any License or Contract held by Debtor or in which Debtor has any rights not heretofore assigned, (ii) filing any financing or continuation statements under the UCC with respect to the liens and security interests granted hereunder or under any other Loan Document, (iii) transferring Collateral to Lender's possession (if such Collateral consists of Chattel Paper or if a security interest in such Collateral can be perfected only by possession, or, if requested by Lender), and (iv) using its best efforts to obtain waivers of liens from landlords and mortgagees. Debtor also hereby authorizes Lender to file any such financing or continuation statement without the signature of Debtor to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument, such Instrument, other than checks received in the ordinary course of business (which shall be deposited to a Collection Account), shall be duly endorsed in a manner satisfactory to Lender immediately upon Debtor's receipt thereof and delivered to Lender.

             b. Maintenance of Records. Debtor shall keep and maintain, at its own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. Debtor shall mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. All Chattel Paper shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of General Electric Capital Corporation". For Lender's further security, Debtor agrees that Lender shall have a special property right and security interest in all of Debtor's books and records pertaining to the Collateral and, upon the occurrence and during the continuation of any Event of Default, Debtor shall deliver and turn over any such books and records to Lender or to its representatives at any time on demand of Lender; provided, that the Lender will provide the Debtor with copies of such books and records at Debtor's request and expense. Prior to the occurrence of an Event of Default and upon reasonable notice from Lender, Debtor shall permit any representative of Lender to inspect such books and records and shall provide photocopies thereof to Lender as more specifically set forth in Section 5(g) below.

             c. Indemnification. In any suit, proceeding or action brought by Lender relating to any Account, Chattel Paper, Contract, General Intangible, Instrument or Document for any sum owing thereunder, or to enforce any provision of any Account, Chattel Paper, Contract, General Intangible, Instrument, or Document, Debtor shall save, indemnify and keep Lender harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder arising out of a breach by Debtor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from Debtor, and all such obligations of Debtor shall be and remain enforceable against, and only against, Debtor and shall not be enforceable against Lender; provided, however, that Debtor shall not be required to indemnify Lender with respect to any such expense, loss or damage suffered by Lender as a result of its gross negligence or willful misconduct in collecting any sum owing under any Account, Chattel Paper, Contract, General Intangible, Instrument or Document.

             d. Compliance with Terms of Accounts, etc. In all material respects, Debtor shall perform and comply with all obligations in respect of Accounts, Chattel Paper, Contracts, Licenses, Instruments and Documents, and all other agreements to which it is a party or by which it or any of its property is bound.

             e. Limitation on Liens on Collateral. Debtor shall not create, permit or suffer to exist, and shall defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral except as otherwise permitted pursuant to Section 7.6 of the Credit Agreement and except for Permitted Exceptions. Debtor shall further defend the right, title and interest of Lender in and to any of Debtor's rights under the Accounts, Chattel Paper, Contracts, Documents, General Intangibles and Instruments and to the Inventory, and in and to the Proceeds thereof, against the Liens, claims and demands of all Persons whomsoever.

             f. Limitations on Modifications of Accounts. Subject to the terms of the Credit Agreement, upon the occurrence and during the continuation of any Event of Default, Debtor shall not, without Lender's prior written consent, (i) grant any extension of the time of payment of any of the Accounts, Chattel Paper, Instruments or amounts due under any Contract, (ii) compromise or settle the same for less than the full amount thereof, (iii) release, in whole or in part, any Person liable for the payment thereof, or (iv) allow any credit or discount whatsoever thereon other than trade discounts granted in the ordinary course of business of Debtor.

             g. Right of Inspection. Upon reasonable notice to Debtor (unless an Event of Default has occurred and is continuing, in which case no notice is necessary), Lender shall at all times have full and free access during normal business hours to all the books and records and correspondence of Debtor, and Lender or its representatives may examine the same, take extracts therefrom and make photocopies thereof, and Debtor agrees to render to Lender, at Debtor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Upon reasonable notice to Debtor (unless an Event of Default has occurred and is continuing, in which case no notice is necessary), Lender and its representatives shall also have the right to enter into and upon any premises where any of the Collateral is located for the purpose of inspecting the same, observing its use or otherwise protecting Lender's interests in the Collateral.

             h. Continuous Perfection. Debtor shall not change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of section 9-402(7) of the UCC or any other then applicable provision of the UCC unless Debtor shall have given Lender at least thirty (30) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by Lender to amend such financing statement or continuation statement so that it is not seriously misleading.

             6. LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT.

             a. Debtor hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in its own name, from time to time in Lender's reasonable discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may reasonably be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby grants to Lender the power and right, on behalf of Debtor, upon notice to or assent by Debtor (which notice may be simultaneous with such action), at any time after the occurrence and during the continuation of an Event of Default, to do the following:

                    (i) in the name of  Debtor,  in its own  name or  otherwise, take possession of, endorse and receive payment of any checks, drafts, notes, acceptances, or other Instruments for the payment of monies due under any Collateral;

                    (ii) continue any insurance  existing  pursuant to the terms of the Loan Documents, and pay all or any part of the premiums therefor and the costs thereof; and

                    (iii) receive payment of any and all monies, claims, and other amounts due or to become due at any time arising out of or in respect of any Collateral.

             b. Debtor hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in its own name, from time to time in Lender's reasonable discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may reasonably be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby grants to Lender the power and right, on behalf of Debtor, upon notice to (which notice may be simultaneous with such action) but without the assent of Debtor, upon the occurrence and during the continuation of an Event of Default, to do the following:

                    (i) ask, demand, collect,  receive and give acquittances and receipts for any and all money due or to become due under any Collateral;

                    (ii) pay or discharge taxes,  liens,  security interest,  or other encumbrances levied or placed on or threatened against the Collateral;

                    (iii) obtain any insurance called for by the terms of the Loan Documents and pay all or any part of the premiums therefor and costs thereof;

                    (iv) direct any party liable for any payment under or in respect of any of the Collateral to make payment of any and all monies due or to become due thereunder, directly to Lender or as Lender shall direct;

                    (v) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with accounts and other documents constituting or related to the Collateral;

                    (vi) settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Lender may deem appropriate;

                    (vii) file any claim or take or commence any other action or proceeding in any court of law or equity or otherwise reasonably deemed appropriate by Lender for the purpose of collecting any and all such monies due under any Collateral whenever payable;

                    (viii) commence and prosecute any suits, actions or proceedings of law or equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

                    (ix) defend any suit,  action or proceeding  brought against
             Debtor with respect to any Collateral if Debtor does not defend such suit, action or proceeding or if Lender reasonably believes that Debtor is not pursuing such defense in a manner that will maximize the recovery with respect to such Collateral;

                    (x) license  or, to the extent  permitted  by an  applicable license, sublicense whether general, specific or otherwise, and whether on an exclusive or non-exclusive basis, any Patent or Trademark throughout the world for such or terms on such conditions and in such manner as Lender shall, in its reasonable discretion, determine; and

                    (xi) sell, transfer, pledge, make any agreement with respect to, or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at Lender's option and Debtor's expense, at any time, or from time to time, all acts and things which Lender reasonably deems necessary to perfect, preserve, or realize upon the Collateral and Lender's Lien thereon in order to effect the intent of this Security Agreement, all as fully and effectively as Debtor might do.

             c. Debtor hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 6 is a power coupled with an interest and shall be irrevocable until the Termination Date.

             d. The powers conferred on Lender hereunder are solely to protect Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers. None of Lender's officers, directors, employees, agents or representatives shall be responsible to Debtor for any failure to act, and in taking affirmative action, shall be liable only to the extent that such Persons are finally determined by a court of competent jurisdiction to be guilty of gross negligence or willful misconduct.

             e. Following the occurrence and during the continuation of an Event of Default, Debtor also authorizes Lender, at any time and from time to time, to
(i) communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of Debtor in and under the Contracts and other matters relating thereto and (ii) execute, in connection with the sale provided for in Section 8 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

             7. PERFORMANCE BY LENDER OF DEBTOR'S SECURED OBLIGATIONS. If Debtor fails to perform or comply with any of its agreements contained herein or in any of the other Loan Documents, and Lender, as provided for by the terms of this Security Agreement or any of the other Loan Documents, shall itself perform or comply, or otherwise cause performance of or compliance, with such agreement, the reasonable expenses, including attorneys' fees, of Lender incurred in connection with such performance or compliance, together with interest thereon at the rate then in effect in respect of the Revolving Credit Loan, shall be payable by Debtor to Lender on demand and shall constitute Secured Obligations secured hereby.

             8. REMEDIES; RIGHTS UPON DEFAULT.

             a. If any Event of Default shall occur and be continuing, Lender may exercise in addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing, guaranteeing or otherwise relating to the Secured Obligations, all rights and remedies that it has as a secured party under the UCC. Without limiting the generality of the foregoing, Debtor expressly agrees that in any such event Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale and any notice expressly required by the Guaranty Agreement) to or upon Debtor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith enter upon the premises of Debtor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving Debtor notice and opportunity for a hearing on Lender's claim or action, and without paying rent to Debtor, and collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Lender the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Debtor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Lender shall have the right to conduct such sales on Debtor's premises or elsewhere and shall have the right to use Debtor's premises without charge for such time or times as Lender reasonably deems necessary or advisable.

             Debtor further agrees, at Lender's request, to assemble the Collateral and make it available to Lender at places which Lender shall reasonably select, whether at Debtor's premises or elsewhere. Until Lender is able to effect a sale, lease, or other disposition of Collateral, Lender shall have the right to use, operate or administer Collateral on behalf of Lender, or any part thereof, to the extent that it reasonably deems appropriate for the purpose of preserving Collateral or its value or for any other purpose reasonably deemed appropriate by Lender. Lender shall have no obligation to Debtor to maintain or preserve the rights of Debtor as against third parties with respect to Collateral while Collateral is in the possession of Lender. Lender may, if it so elects and, to the extent not prohibited by applicable law, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Lender's remedies with respect to such appointment without prior notice or hearing. Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale as provided in
Section 8(d) hereof, Debtor remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by Lender of any other amount required by any provision of law, including section 9-504(1)(c) of the UCC (but only after Lender has received what Lender considers reasonable proof of a subordinate party's security interest), need Lender account for the surplus, if any, to Debtor. To the maximum extent permitted by applicable law, Debtor waives all claims, damages, and demands against Lender arising out of the repossession, retention or sale of the Collateral except to the extent that a court of competent jurisdiction issues a final determination that such claims or damages arise solely out of the gross negligence or willful misconduct of such party. Debtor agrees that ten (10) days' prior notice by Lender of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Debtor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lender is entitled, Debtor also being liable for any reasonable attorneys' fees incurred by Lender to collect such deficiency.

             b.  Debtor  agrees to pay any and all  reasonable  costs of Lender,
including,   without  limitation,   reasonable   attorneys'  fees,  incurred  in
connection with the enforcement of any of its rights and remedies hereunder.

             c. Except as otherwise specifically provided herein or in the Loan Documents, Debtor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with the Loan Documents, the Security Agreement or any Collateral.

             d. The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Lender upon receipt, in the following order of priorities:

                    first, to Lender in an amount  sufficient to pay in full the reasonable expenses of Lender in connection with such sale, disposition or other realization, including all expenses, liabilities and advances incurred or made by Lender in connection therewith, including reasonable attorney's fees;

                    second,  to Lender  in an  amount  equal to the then due and unpaid accrued interest, fees and prepayment premiums, if any, on the Secured Obligations;

                    third,  to  Lender in an  amount  equal to any other  unpaid
             Secured Obligations or amounts owed, if any, in connection with the Secured Obligations; and

                    finally,  upon  payment  in  full  of  all  of  the  Secured
             Obligations, to Debtor or its representatives or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

             9. GRANT OF LICENSE TO USE PATENT AND TRADEMARK COLLATERAL. For the purpose of enabling Lender to exercise rights and remedies under Section 8 hereof (including, without limiting the terms of Section 8 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Lender shall be lawfully entitled to exercise such rights and remedies, Debtor hereby grants to Lender an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Debtor) to use, transfer, license or sublicense any Patent, Trademark, trade secret, or copyright now owned or hereafter acquired by Debtor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof; provided that such license shall be exercisable only at such time as the Lender shall have the right to exercise its rights and remedies under Section 8 hereof.

             10. LIMITATION ON LENDER'S DUTY IN RESPECT OF COLLATERAL. Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Lender shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. Lender shall account for any monies received by Lender in respect of any foreclosure on or disposition of the Collateral.

             11. REINSTATEMENT. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Debtor for liquidation or reorganization, should Debtor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Debtor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

             12. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon either of the parties by the other party, or whenever either of the parties desires to give or serve upon the other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in Section 11 of the Guaranty Agreement.

             13. SEVERABILITY; COMPLETE AGREEMENT. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. This Security Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents, which, taken together, set forth the complete understanding and agreement of Lender and Debtor with respect to the matters referred to herein and therein and supersede all prior agreements, understandings or inducements whether express or implied, or oral or written.

             14. NO WAIVER; CUMULATIVE REMEDIES. Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Lender and then only to the extent therein set forth. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Lender and Debtor.

             15. LIMITATION BY LAW; TIME OF ESSENCE. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered, or filed under the provisions of any applicable law. Time is of the essence of this Security Agreement.

             16. TERMINATION OF THIS SECURITY AGREEMENT. Subject to

             Section 11 hereof, this Security Agreement shall terminate upon the Termination Date and all of Lender's rights, titles and interests in and to the Collateral hereunder shall be automatically terminated and released on such date.

             17. SUCCESSORS AND ASSIGNS. This Security Agreement and all obligations of Debtor hereunder shall be binding upon the successors and assigns of Debtor, and shall, together with the rights and remedies of Lender hereunder, inure to the benefit of Lender, all future holders of any instrument evidencing any of the Secured Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the security interest granted to Lender hereunder. Debtor may not assign, sell or otherwise transfer an interest in this Security Agreement.

             18. EXECUTION IN COUNTERPARTS. This Security Agreement may be executed in any number of counterparts, each of which shall collectively and separately constitute one agreement.

             19. GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE SECURED OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. DEBTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN, NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN DEBTOR AND LENDER PERTAINING TO THIS SECURITY AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT LENDER AND DEBTOR ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN, NEW YORK AND, PROVIDED, FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SECURED OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER AND, PROVIDED, FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO PRECLUDE THE DEBTOR FROM PURSUING ANY COMPULSORY COUNTERCLAIM IN ANY PROCEEDING BROUGHT BY THE LENDER IN ANY SUCH OTHER JURISDICTION. DEBTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND DEBTOR HEREBY WAIVES ANY OBJECTION WHICH DEBTOR MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY

CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. DEBTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO DEBTOR IN ACCORDANCE WITH SECTION 12 OF THIS SECURITY AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF DEBTOR'S ACTUAL RECEIPT THEREOF OR FIVE DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

             21. MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE PARTIES ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS SECURITY AGREEMENT, THE CREDIT AGREEMENT, OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

             IN WITNESS WHEREOF, Debtor has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                        ARIZONA REPAIR SERVICES, INC.



                                         By: /s/ Greg Roeper
                                            ------------------------------------
                                         Title: CFO and V.P.
                                               ---------------------------------

ACCEPTED AS OF JUNE 11, 1997:

GENERAL ELECTRIC CAPITAL
CORPORATION



By: /s/ Timothy Morris
   ------------------------------------
Title: Duly Authorized Signatory
      ---------------------------------
                                      -16-